           Table of Contents

Letter to Shareholders................. 1
Performance Results.................... 3
Performance in Perspective............. 4
Portfolio Management Review............ 5
Portfolio of Investments............... 7
Statement of Assets and Liabilities.... 8
Statement of Operations................ 9
Statement of Changes in Net Assets.....10
Financial Highlights...................11
Notes to Financial Statements..........12
Report of Independent Accountants......16


TARG ANR 10/97

                            Letter to Shareholders


               [PHOTO OF DENNIS J. McDONNELL AND DON G. POWELL]

September 26, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., paving the way for the development of a prominent global financial services company. More recently, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

     On August 4, 1997, the announcement of exchange privileges between Van Kampen American Capital and Morgan Stanley retail funds opened the door to even greater investment opportunities. We are particularly pleased to offer an expanded menu of mutual funds covering virtually every market and continent. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

Economic Review

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the reported period. After performing solidly during the second half of 1996, the economy in the first quarter of 1997 grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 28 years, while unemployment fell to 4.9 percent in August, one of the lowest levels since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. In fact, wholesale prices fell during each of the first seven months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through August.

     Several factors contributed to maintaining a stable rate of inflation. A strong rally in the U.S. dollar made imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages. Also, a sharp acceleration in productivity gains allowed employers to absorb higher worker salaries without raising prices. Finally, health-care costs were unchanged during July, the first time since 1975 that consumer medical prices did not rise.

     In March, the inflationary implications of the nation's low unemployment rate caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

                                       1                   Continued on page two

Market Review

     Bond yields remained in a relatively narrow range during the reporting period. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.61 percent at the end of August, down about one-half of a percentage point from one year earlier.

     The decline in long-term interest rates helped generate solid returns in the fixed-income market. The Merrill Lynch Domestic Master Bond Index gained
4.96 percent during the eight months through August, and 10.01 percent during the 12-month reporting period. This is a market capitalization weighted index including U.S. government, fixed-coupon domestic investment grade corporate bonds, and mortgage pass-throughs. Reflecting the strong economy, corporate bonds outperformed Treasury issues by more than 2 percent during the 12 months ended in August. Within the government market, long-term maturities bettered returns on intermediate-term issues by more than 5 percent over the fiscal year, while Treasury bonds outperformed mortgage-backed securities by a small margin.

Outlook

     We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. Additionally, an unusually powerful El Nino weather pattern developing in the Pacific Ocean has the potential to drive commodity prices significantly higher in coming months. In this environment, at least one additional round of monetary tightening by the Federal Reserve remains a possibility. We anticipate that bond yields will remain within a relatively narrow range for the remainder of the year.

     We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and solid financial-market returns. By most objective indicators, the U.S. economy is in its best shape in over a generation. We urge our fund shareholders to use this opportunity to consider how their investments are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.

     A discussion with your portfolio management team in this report will provide details of the key factors and strategies contributing to your Fund's performance. Once again, we value your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                       /s/ Dennis J. McDonnell

Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

           Performance Results for the Period Ended August 31, 1997

              Van Kampen American Capital Government Target Fund

Total Returns

One-year total return based on NAV/1/.................     4.61%
One-year total return/2/..............................     1.05%
Five-year average annual total return/2/..............     2.90%
Life-of-Fund average annual total return/2/...........     5.94%
Commencement date.....................................  09/11/90


/1/Assumes reinvestment of all distributions for the period.

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge of 3.00% when the Fund was offered for sale.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                Putting Your Fund's Performance in Perspective

As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:


     . Illustrate the general market environment in which your investments are being managed

     . Reflect the impact of favorable market trends or difficult market conditions

     . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Lehman Brothers Short U.S. Government Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

Growth of a Hypothetical $10,000 Investment

Van Kampen American Capital Government Target Fund vs. Lehman Brothers Short U.S. Government Index (September 11, 1990 through August 31, 1997)



          Label          A                 B
---------------------------------------------------
Label             VKAC Government   Lehman Brothers
---------------------------------------------------
    1  Sept 1990           $9,700           $10,000
---------------------------------------------------
    2  Aug 1991           $10,797           $11,010
---------------------------------------------------
    3  Aug 1992           $12,576           $12,118
---------------------------------------------------
    4  Aug 1993           $13,440           $12,797
---------------------------------------------------
    5  Aug 1994           $13,130           $13,015
---------------------------------------------------
    6  Aug 1995           $13,923           $13,979
---------------------------------------------------
    7  Aug 1996           $14,351           $14,710
---------------------------------------------------
    8  Aug 1997           $14,954           $15,747
---------------------------------------------------

Fund's Total Return
1 Year Avg. Annual    = 1.05%
5 Year Avg. Annual    = 2.90%
Inception Avg. Annual = 5.94%


The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge of 3%.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          Portfolio Management Review

              Van Kampen American Capital Government Target Fund

We recently spoke with the management team of the Van Kampen American Capital Government Target Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended August 31, 1997.

Q What were the market conditions in which the Fund operated during its past fiscal year?

A The last quarter of 1996 brought renewed economic strength and rumblings of inflation, and continued to feed investors' uncertainties about the direction of interest rates. The generally bullish environment on interest rates was reflected across the board. For example, the two-year Treasury climbed from
5.6 percent at the end of November to 6.1 percent at the end of February.

     In the wake of a robust first quarter, investors kept watch for an economic slowdown in the second quarter. This perspective preceded a bond market rally that was cut short toward the end of February by mounting concerns of a Federal Reserve Board interest rate increase. After the Fed took action at the end of March with a 25 basis point increase, the rate for two-year Treasury securities rose from 6.1 percent to 6.5 percent. With expectations of a constructive period for the market, shareholders watched rates fall from 6.5 percent at the end of April to 5.7 percent at the end of July.

     By the end of August, rates had crept back up, ending the reporting period at 5.95 percent. During the month of August, market participants reevaluated forecasts for a retreating bull market in the absence of inflation or any further signs of an economic slowdown.

Q In light of these market conditions, what changes did you make to the Fund's portfolio?

A At the end of April, we shifted the bulk of the Fund's holdings from mortgage-backed securities issued by the Federal National Mortgage
Association (FNMA) into Treasury notes yielding 5.375 percent that are set to mature on November 30, 1997. These notes comprise approximately 95 percent of the portfolio, and have enabled us to lock in a return consistent with both our outlook on the market and the Fund's expected December 16, 1997 maturity date. The remainder of the Fund's assets are invested in repurchase agreements.

                           [PIE CHARTS APPEAR HERE]

Portfolio Composition by Sector*

         as of August 31, 1997                  as of February 28, 1997

      U.S. Treasury Notes    95.0%           FNMA Discount Notes     55.9%
      Repurchase Agreement    5.0%           FNMA 15-year Security   28.6%
                                             Repurchase Agreement    15.5%

*As a Percentage of Total Investments

Q    How did the Fund perform during the reporting period?

A Based on its decrease in net asset value to $15.09 per share on August 31, 1997, from $15.34 per share on August 31, 1996, the Fund generated a total return of 4.61 percent/1/ for the 12 months ended August 31, 1997. In comparison, the Lehman Brothers Short U.S. Government Index posted a total return of 7.05 percent for the same period. This is a broad-based index that measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. Please keep in mind that this unmanaged index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional Fund performance results, please refer to the chart on page three.

Q    How will you manage the Fund as it nears its expected maturity date?

A With consideration to the Fund's inherent short-term nature, and with the bulk of its assets invested in Treasury notes, we are maintaining our focus on the quality of the portfolio and the integrity of the Fund's net asset value.


/s/ Peter W. Hegel                      /s/ John R. Reynoldson

Peter W. Hegel                          John R. Reynoldson
Chief Investment Officer                Portfolio Manager
Fixed Income Investments

                                       6      Please see footnotes on page three

                           Portfolio of Investments
                                August 31, 1997


Par
Amount
(000)       Description                                       Coupon       Maturity        Market Value
-------------------------------------------------------------------------------------------------------
          United States Treasury Obligations 94.7%

$13,000   United States Treasury Notes (Cost $12,958,360)...  5.375%       11/30/97         $12,993,890
                                                                                            -----------
          Repurchase Agreement 4.9%

          BankAmerica, Corp. ($675,000 par collateralized by U.S. Government Obligations
          in a pooled cash account, dated 08/29/97, to be sold on 09/02/97 at $675,418)...      675,000
                                                                                            -----------
Total Investments 99.6%
  (Cost $13,633,360)......................................................................   13,668,890
Other Assets in Excess of Liabilities 0.4%................................................       47,417
                                                                                            -----------
Net Assets 100.0%.........................................................................  $13,716,307
                                                                                            ===========

                                      7        See Notes to Financial Statements

                      Statement of Assets and Liabilities

                                August 31, 1997
--------------------------------------------------------------------------------

Assets:

Total Investments (Cost $13,633,360)..................  $ 13,668,890
Cash..................................................         3,515
Interest Receivable...................................       177,551
Other.................................................            29
                                                        ------------
     Total Assets.....................................    13,849,985
                                                        ------------

Liabilities:

Payables:
  Fund Shares Repurchased.............................        69,376
  Distributor and Affiliates..........................        11,324
  Investment Advisory Fee.............................         5,264
Accrued Expenses......................................        35,663
Trustees Deferred Compensation Plan...................        12,051
                                                        ------------
     Total Liabilities................................       133,678
                                                        ------------
Net Assets............................................  $ 13,716,307
                                                        ============
Net Assets Consist of:

Capital...............................................  $ 15,027,710
Accumulated Undistributed Net Investment Income.......       407,037
Net Unrealized Appreciation...........................        35,530
Accumulated Net Realized Loss.........................    (1,753,970)
                                                        ------------
Net Assets (Equivalent to $15.09 per share based
  upon 908,780 shares of beneficial interest
  outstanding)........................................  $ 13,716,307
                                                        ============

                                      8        See Notes to Financial Statements

                            Statement of Operations

                      For the Year Ended August 31, 1997
--------------------------------------------------------------------------------


Investment Income:

Interest..............................................  $ 862,253
                                                        ---------
Expenses:

Investment Advisory Fee...............................     73,028
Audit.................................................     35,664
Distribution (12b-1) and Service Fees.................     34,706
Shareholder Reports...................................     32,457
Shareholder Services..................................     16,816
Custody...............................................      9,877
Trustees Fees and Expenses............................      7,469
Legal.................................................         34
Other.................................................     42,189
                                                        ---------
     Total Expenses...................................    252,240
     Less Fees Waived.................................      7,343
                                                        ---------
     Net Expenses.....................................    244,897
                                                        ---------
Net Investment Income.................................  $ 617,356
                                                        =========
Realized and Unrealized Gain/Loss:

Net Realized Gain.....................................  $ 288,485
                                                        ---------
Unrealized Appreciation/Depreciation:
     Beginning of the Period..........................    275,562
     End of the Period................................     35,530
                                                        ---------
Net Unrealized Depreciation During the Period.........   (240,032)
                                                        ---------
Net Realized and Unrealized Gain......................  $  48,453
                                                        =========
Net Increase in Net Assets From Operations............  $ 665,809
                                                        =========

                                      9        See Notes to Financial Statements

                      Statement of Changes in Net Assets

                 For the Years Ended August 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                               Year Ended         Year Ended
                                                          August 31, 1997    August 31, 1996
--------------------------------------------------------------------------------------------

From Investment Activities:

Operations:
Net Investment Income.....................................  $    617,356        $    848,146
Net Realized Gain/Loss....................................       288,485            (168,441)
Net Unrealized Depreciation During the Period.............      (240,032)           (186,417)
                                                            ------------        ------------
Change in Net Assets from Operations......................       665,809             493,288
Distributions from Net Investment Income..................      (924,791)           (887,820)
                                                            ------------        ------------
Net Change in Net Assets from Investment Activities.......      (258,982)           (394,532)
                                                            ------------        ------------
From Capital Transactions:

Net Asset Value of Shares Issued Through
  Dividend Reinvestment...................................       893,347             873,599
Cost of Shares Repurchased................................    (2,811,825)         (1,694,706)
                                                            ------------        ------------
Net Change in Net Assets from Capital Transactions........    (1,918,478)           (821,107)
                                                            ------------        ------------
Total Decrease in Net Assets..............................    (2,177,460)         (1,215,639)

Net Assets:

Beginning of the Period...................................    15,893,767          17,109,406
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $407,037 and $687,239,
  respectively)...........................................  $ 13,716,307        $ 15,893,767
                                                            ============        ============

                                     10        See Notes to Financial Statements

                             Financial Highlights

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                     Year Ended August 31, (b)
                                                             1997      1996      1995      1994   1993(a)
---------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the Period................  $15.339   $15.712   $15.510   $16.744   $19.020
                                                          -------   -------   -------   -------   -------
Net Investment Income...................................     .628      .814      .741      .852      .954
Net Realized and Unrealized Gain/Loss...................    (.001)    (.400)     .050    (1.099)     .168
                                                          -------   -------   -------   -------   -------
Total from Investment Operations........................     .627      .414      .791     (.247)    1.122
                                                          -------   -------   -------   -------   -------
Less:
  Distributions from Net Investment Income..............     .873      .787      .589      .740     1.133
  Distributions from and in Excess of Net
    Realized Gain.......................................      -0-       -0-       -0-      .247     2.265
                                                          -------   -------   -------   -------   -------
Total Distributions.....................................     .873      .787      .589      .987     3.398
                                                          -------   -------   -------   -------   -------
Net Asset Value, End of the Period......................  $15.093   $15.339   $15.712   $15.510   $16.744
                                                          =======   =======   =======   =======   =======
Total Return* (c).......................................    4.61%     3.07%     5.40%    (1.64%)    6.87%
Net Assets at End of the Period (In millions)...........    $13.7     $15.9     $17.1     $18.0     $23.0
Ratio of Expenses to Average Net Assets*................    1.68%     1.64%     1.56%     1.58%     1.62%
Ratio of Net Investment Income to Average Net
  Assets*...............................................    4.23%     5.02%     4.63%     4.91%     5.62%
Portfolio Turnover......................................      95%       52%       51%       82%      283%

*If certain expenses had not been waived by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.................    1.73%     1.69%     1.61%     1.63%     1.63%
Ratio of Net Investment Income to Average Net
  Assets................................................    4.18%     4.97%     4.58%     4.86%     5.60%


(a) Based on average month-end shares outstanding.

(b) Computations with regard to per share information have been adjusted to reflect reverse share splits.

(c) Total Return is based upon net asset value which does not include payment of the maximum sales charge.

                                     11        See Notes to Financial Statements

                         Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Government Target Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide the highest rate of return consistent with safety and liquidity by investing at least 80% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on September 11, 1990 and plans to liquidate on December 16, 1997, and distribute the proceeds pro rata to shareholders.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1997, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the cus-

                                August 31, 1997
--------------------------------------------------------------------------------

todian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis. Premiums on debt securities are not amortized. Original issue discount is amortized over the life of each applicable security.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At August 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $1,753,970. To the extent this loss is not used before the Fund's liquidation date, the benefit of such loss expires. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

     At August 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $13,633,360; the aggregate gross unrealized appreciation is $35,530 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $35,530.

E. Distribution of Income and Gains--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $23,920 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Permanent differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $3,313 were reclassified from accumulated undistributed net investment income to capital.

                                August 31, 1997
--------------------------------------------------------------------------------

2. Investment Advisory Agreement and Other Transactions with Affiliates

     Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly based on the average daily net assets of the Fund at the annual rate of .50%. The Adviser has voluntarily agreed to waive all management fees in excess of .45% of the Fund's average daily net assets.

     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended August 31, 1997, the Fund recognized expenses of approximately $9,900 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 1997, the Fund recognized expenses of approximately $12,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Additionally, for the year ended August 31, 1997, the Fund paid VKAC approximately $2,100 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides a deferred compensation plan for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date.

3. Capital Transactions

     The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. At August 31, 1997, the Fund was not accepting subscriptions from new investors.

                                August 31, 1997
--------------------------------------------------------------------------------

     At August 31, 1997 and August 31, 1996, capital aggregated $15,027,710 and $16,949,501, respectively. For the periods indicated, transactions were as follows:

                                             Year Ended         Year Ended
                                        August 31, 1997    August 31, 1996
--------------------------------------------------------------------------------
Beginning Shares........................      1,101,770          1,221,264
                                              ---------          ---------

Dividend Reinvestment...................         64,782             64,542
Reverse Share Splits....................        (66,542)           (65,536)
Repurchases.............................       (191,230)          (118,500)
                                              ---------          ---------

Net Decrease in Shares Outstanding......       (192,990)          (119,494)
                                              ---------          ---------
Ending Shares...........................        908,780          1,101,770
                                              ---------          ---------

4. Reverse Share Splits

     The Fund, at the discretion of the Board of Trustees, intends to declare a reverse share split immediately after the payment of each annual dividend and any other distribution. The purpose is to maintain in the account of each shareholder who reinvests dividends and distributions the same number of shares as immediately preceding the dividend or distribution. The effect of this reverse share split is intended to exactly offset the shares issued for reinvestment. Although the dividends and distributions are taxable to shareholders, a reverse share split will not result in a gain or loss for federal income tax purposes. On December 16, 1996, the shares of the Fund were split .9405 of a share for each 1 share outstanding.

5. Investment Transactions

     During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $12,958,360 and $7,800,075, respectively.

6. Distribution and Service Plans

     The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of average daily net assets of the Fund are accrued daily. Included in these fees for the year ended August 31, 1997, are payments to VKAC of approximately $8,000.

                       Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Government Target Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all materials respects, the financial position of Van Kampen American Capital Government Target Fund (the "Fund") at August 31, 1997, and the results of its operations, the changes in its next assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP


Chicago, Illinois
October 10, 1997

               Funds Distributed by Van Kampen American Capital

GLOBAL AND INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 731,395 shares voted for the proposal, 6,594 shares voted against and 4,986 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 735,042 shares voted in his favor and 7,933 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 735,042 shares voted in his favor and 7,933 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 735,042 shares voted in her favor and 7,933 shares withheld. With regard to the election of
R. Craig Kennedy as elected trustee of the Fund, 735,042 shares voted in his favor and 7,933 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 735,042 shares voted in his favor and 7,933 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 734,452 shares voted in his favor and 8,433 shares withheld. With regard to the election of Philip B. Rooney as elected trustee of the Fund, 735,042 shares voted in his favor and 7,933 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 734,452 shares voted in his favor and 8,433 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 734,452 shares voted in his favor and 8,433 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 732,262 shares voted for the proposal, 6,273 shares voted against and 4,439 shares abstained.

              Van Kampen American Capital Government Target Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Philip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman


Officers

Dennis J. McDonnell*
   President
Ronald A. Nyberg*
   Vice President and Secretary
Edward C. Wood, III*
   Vice President and Chief Financial Officer
Curtis W. Morell*
   Vice President and Chief Accounting Officer
John L. Sullivan*
   Treasurer
Tanya M. Loden*
   Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
   Vice Presidents


Investment Adviser

Van Kampen American Capital Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Shareholder Servicing Agent

ACCESS Investor Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606


Independent Accountants

Price Waterhouse LLP
200 E. Randolph
Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)   Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM)  denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

              Van Kampen American Capital Government Target Fund

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